UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 19, 2017

SECURE POINT TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

215 Depot Court SE

Leesburg, Virginia 20175

 (Address of Principal Executive Offices, including Zip Code)

(212) 370-1300

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 19, 2017, the Company issued a press release discussing the Zapata lawsuit against the Company’s officer and director, Robert Liscouski.

The press release announcing the Zapata lawsuit is attached hereto as Exhibit 99.1 and the press release is incorporated herein by this reference.  The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Implant Sciences Corporation, dated May 19, 2017, to announce the Zapata lawsuit against Robert Liscouski.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:   /s/ Robert P. Liscouski

        Name:  Robert P. Liscouski

        Title: President and Chief Executive Officer

Date:  May 19, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Implant Sciences Corporation, dated May 19, 2017 to announce the Zapata lawsuit against Robert Liscouski.